Exhibit 10XX

FIRST AMENDMENT TO
PURCHASE AND SALE CONTRACT

            THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this "First Amendment") is made and entered into this 20th day of November, 2009 (the "First Amendment Date"), by and among THE NEW FAIRWAYS, L.P., a Delaware limited partnership, having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Seller") and LANDBANC CAPITAL, INC., an Arizona corporation, having a principal address at 9595 Wilshire Boulevard, Suite 900, Beverly Hills, California 90212 ("Purchaser").

RECITALS:

            WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract, dated October 19, 2009 (the "Contract"), for certain real property situated in the County of Collin, State of Texas, known as Fairway Apartments and more specifically described in the Contract (the "Property"); and

            WHEREAS, Seller and Purchaser desire to amend and ratify the Contract on the terms and conditions set forth below.

AGREEMENT:

            NOW, THEREFORE, in consideration of the mutual covenants set forth in the Contract and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree to amend the Contract as follows:

1.                  Feasibility Period.  Section 3.1 of the Contract is hereby amended and restated in its entirety as follows:

"3.1      Feasibility Period.  Subject to the terms of Sections 3.3 and 3.4 and the rights of Tenants under the Leases, from the Effective Date to and including November 23, 2009 (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees (collectively, "Consultants") shall, at no cost or expense to Seller, have the right from time to time to enter onto the Property to conduct and make any and all customary studies, tests, examinations, inquiries, inspections and investigations of or concerning the Property, review the Materials and otherwise confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property and Purchaser's intended use thereof (collectively, the "Inspections")."

2.                  General Provisions.  The following provisions shall apply with respect to this First Amendment:

                        a.         Except as modified herein, the Contract is in full force and effect and is hereby ratified by Purchaser and Seller.

                        b.         Capitalized terms not defined herein shall have the same meaning as set forth in the Contract.

                        c.         In the event of any conflict between the Contract and this First Amendment, the terms and conditions of this First Amendment shall control.

                        d.         This First Amendment may be executed in counterparts, each of which (or any combination of which) when signed by all of the parties shall be deemed an original, but all of which when taken together shall constitute one agreement.  Executed copies hereof may be delivered by telecopier or electronic mail and upon receipt shall be deemed originals and binding upon the parties hereto, and actual originals shall be promptly delivered thereafter.

[remainder of this page intentionally left blank]

            NOW, THEREFORE, the parties hereto have executed this First Amendment as of the First Amendment Date.

            SELLER:

THE NEW FAIRWAYS, L.P.,

a Delaware limited partnership

By:       DAVIDSON GROWTH PLUS GP

            LIMITED PARTNERSHIP,

            a Delaware limited partnership,

            its general partner

            By:       DAVIDSON GROWTH PLUS GP

                        CORPORATION,

                        a Delaware corporation,

                        its general partner

                        By: /s/Derek McCandless

                        Name:  Derek McCandless

                        Title:  Senior Vice President

[Purchaser's signature page to follow]

PURCHASER:

LANDBANC CAPITAL, INC.

an Arizona corporation

By:  /s/John D. Wittenberg, Jr.

Name: John D. Wittenberg, Jr.

Title:     Attorney for LandBanc Capital, Inc.